SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 6, 2000

                            Structured Products Corp.

             (Exact name of registrant as specified in its charter)


           Delaware           33-55860/            13-3692801
           --------           ---------            ----------
                              33-357357
                              ---------
        (State or other      (Commission          (IRS Employer
        jurisdiction of       File Number)         Identification
        incorporation or                              Number)
        organization)

390 Greenwich Street, New York, New York                          10013
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number including area code (212) 783-6645.
    Room 33-130, 33rd Floor, Seven World Trade Center, New York, New York 10048
    ---------------------------------------------------------------------------
            (Former name or former address, if changed since last report)

Item 1.    Changes in Control of Registrant.

           Not Applicable.

Item 2.    Acquisition or Disposition of Assets.

           Not Applicable.

Item 3.    Bankruptcy or Receivership.

           Not Applicable.

Item 4.    Changes in Registrant's Certifying Accountant.

           Not Applicable.

Item 5.    Other Events.

           Documents Incorporated by Reference.

           The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1999 and December 31, 1998, and for each of the years in the three-year period ended December 31, 1999, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 30, 2000) and the unaudited consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of June 30, 2000, and for periods ended June 30, 2000 and June 30, 1999, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 2000 (which was filed with the Securities and Exchange Commission on August 11,
           2000) are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-57357) of the Registrant; and (iii) the Prospectus Supplement and Prospectus relating to TIERSSM Principal-Protected Trust Certificates, Series 2000-14, and shall be deemed to be part hereof and thereof.

Item 6.    Resignations of Registrant's Directors.

           Not Applicable.

Item 7.    Financial Statements, Pro-Forma Financial Information and Exhibits.

           (a)  Not Applicable.

           (b)  Not Applicable.

           (c)  Exhibits.
                                                Description
                                                -----------
           Item 601(a) of Regulation Consent of KPMG LLP, independent S-K Exhibit No. (EX-23) certified public accountants of Ambac ---------------------- in connection with TIERSSM
                                       Principal-Protected  Trust  Certificates
                                       Series 2000-14.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated October 6, 2000
                                        STRUCTURED PRODUCTS CORP.

                                            /s/Matthew R. Mayers
                                   By: __________________________________
                                   Name:   Matthew R. Mayers
                                   Title:  Authorized Signatory

                                 EXHIBIT INDEX


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Exhibit No.   Description                                Paper  (P)
-----------   -----------                                ----------
                                                         or
                                                         Electronic (E)

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(EX-23)       Consent    of   KPMG   LLP,    independent     E
              certified  public   accountants  of  Ambac
              Assurance  Corporation and subsidiaries in
              connection           with          TIERSSM
              Principal-Protected   Trust   Certificates
              Series 2000-14

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